UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2024

 ALPHA METALLURGICAL RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-38735	81-3015061
(Commission File Number)	(IRS Employer Identification No.)

340 Martin Luther King Jr. Blvd. Bristol, Tennessee 37620
(Address of Principal Executive Offices, zip code)

(423) 573-0300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 21, 2024, Alpha Metallurgical Resources, Inc. (the “Company”) filed with the Delaware Secretary of State the Company’s Third Amended and Restated Certificate of Incorporation (the “Third Certificate”). The amendment was accepted by the Delaware Secretary of State and became effective on May 22, 2024. The Third Certificate is contained in Exhibit 3.1 hereto.

The Third Certificate was previously approved by the Company’s board of directors (the “Board”) and recommended by the Board to the Company’s stockholders for approval at the Company’s May 2, 2024 annual meeting of stockholders. As previously reported, stockholders approved the Third Certificate at that meeting.

The Third Certificate amends our Second Amended and Restated Certificate of Incorporation, as amended, by replacing stockholder supermajority voting provisions with majority voting provisions. Previously, our certificate of incorporation required the affirmative vote of the holders of not less than 66 2/3% of the total voting power of all outstanding securities of the Company generally entitled to vote in the election of directors, voting together as a single class, to adopt, amend or repeal (i) our by-laws (Article 5) or (ii) certain provisions of our certificate of incorporation (Article 9). The Third Certificate instead provides that modification of these provisions requires the affirmative vote of not less than a majority of the total voting power of all outstanding securities of the Company generally entitled to vote in the election of directors, voting together as a single class.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Third Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Metallurgical Resources, Inc.

Date: May 23, 2024	By:	/s/ J. Todd Munsey
Name: J. Todd Munsey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.1	Third Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)